Class A:    GARTX    Class C:    GCRTX    Institutional:    GJRTX    Class IR:    GSRTX    Class R:    GRRTX

Before you invest, you may want to review the Goldman Sachs Absolute Return Tracker Fund’s (the “Fund”) Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information (“SAI”) and most recent annual reports to shareholders, online at www.gsamfunds.com/summaries. You can also get this information at no cost by calling 800-621-2550 for Institutional shareholders, 800-526-7384 for all other shareholders or by sending an e-mail request to gs-funds-document-requests@gs.com. The Fund’s Prospectus and SAI, both dated April 30, 2014, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Goldman Sachs Absolute Return Tracker Fund (the “Fund”) seeks to deliver long-term total return consistent with investment results that approximate the return and risk patterns of a diversified universe of hedge funds.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in Goldman Sachs Funds. More information about these and other discounts is available from your financial professional and in “Shareholder Guide—Common Questions Applicable to the Purchase of Class A Shares” beginning on page 66 of the Prospectus and “Other Information Regarding Maximum Sales Charge, Purchases, Redemptions, Exchanges and Dividends” beginning on page B-145 of the Fund’s SAI.

SHAREHOLDER FEES (fees paid directly from your investment)

	Class A	Class C	Institutional	Class IR	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.50%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of original purchase price or sale proceeds)[1]	None	1.00%	None	None	None

ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Institutional	Class IR	Class R
Management Fees	1.11%	1.11%	1.11%	1.11%	1.11%
Distribution and Service (12b-1) Fees	0.25%	1.00%	None	None	0.50%
Other Expenses	0.23%	0.23%	0.08%	0.23%	0.23%
Acquired Fund Fees and Expenses[2]	0.09%	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses[3,4]	1.68%	2.43%	1.28%	1.43%	1.93%
Fee Waiver and Expense Limitation[5]	(0.52)%	(0.52)%	(0.52)%	(0.52)%	(0.52)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3,4]	1.16%	1.91%	0.76%	0.91%	1.41%

[1]	A contingent deferred sales charge (“CDSC”) of 1% is imposed on Class C Shares redeemed within 12 months of purchase.

[2]

“Acquired Fund Fees and Expenses” reflect the expenses (including the management fee) borne by the Fund as the sole shareholder of the ART Subsidiary (as defined below) and other investment companies in which the Fund invests.

[3]	The “Total Annual Fund Operating Expenses” of the Fund have been restated to reflect current fees.

[4]

The “Total Annual Fund Operating Expenses” do not correlate to the ratios of net and total expenses to average net assets provided in the Financial Highlights, which reflect the operating expenses of the Fund and do not include “Acquired Fund Fees and Expenses.”

[5]

The Investment Adviser has agreed to: (i) waive a portion of its management fee in order to achieve an effective net management fee rate of 0.70% as an annual percentage rate of the average daily net assets of the Fund; (ii) waive a portion of its management fee payable by the Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests; (iii) waive a portion of its management fee in an amount equal to the management fee paid to the Investment Adviser by the ART Subsidiary at an annual rate of 0.42% of the ART Subsidiary’s average daily net assets; and (iv) reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, taxes, dividend and interest expenses on short sales, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.014% of the Fund’s average daily net assets. The management fee waiver arrangement with respect to the ART Subsidiary may not be discontinued by the Investment Adviser as long as its contract with the ART Subsidiary is in place. The management fee waiver and expense limitation arrangements will remain in effect through at least April 30, 2015, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in Class A, Class C, Institutional, Class IR and/or Class R Shares of the Fund for the time periods indicated and then redeem all of your Class A, Class C, Institutional, Class IR and/or Class R Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (except that the Example incorporates the fee waiver and expense limitation arrangements for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$661	$1,002	$1,365	$2,385
Class C Shares
— Assuming complete redemption at end of period	$294	$707	$1,248	$2,725
— Assuming no redemption	$194	$707	$1,248	$2,725
Institutional Shares	$77	$354	$651	$1,498
Class IR Shares	$93	$401	$731	$1,667
Class R Shares	$143	$555	$993	$2,210

PORTFOLIO TURNOVER

The Fund pays transaction costs when it buys and sells securities or instruments (i.e., “turns over” its portfolio). A high rate of portfolio turnover may result in increased transaction costs, including brokerage commissions, which must be borne by the Fund and its shareholders, and is also likely to result in higher short-term capital gains for taxable shareholders. These costs are not reflected in annual fund operating expenses or in the expense example above, but are reflected in the Fund’s performance. The Fund’s portfolio turnover rate for the fiscal year ended December 31, 2013 was 163% of the average value of its portfolio.

PRINCIPAL STRATEGY

The Fund’s Investment Adviser believes that hedge funds derive a large portion of their returns from exposure to sources of market risk (“Market Exposures”) and “Trading Strategies” involving long and/or short positions in Market Exposures and/or individual securities or baskets of securities. In seeking to meet its investment objective, the Fund uses a dynamic investment process to seek to identify the appropriate weights to Market Exposures and Trading Strategies that approximate the return and risk patterns of specific hedge fund sub-strategies. The hedge fund sub-strategies whose returns the Fund seeks to approximate include, but are not limited to, Equity Long Short, Event Driven, Relative Value, and Macro sub-strategies (each a “Hedge Fund Sub-Strategy”). The Fund allocates to the relevant Market Exposures and Trading Strategies of each of the Hedge Fund Sub-Strategies based on the weights of these Hedge Fund Sub-Strategies in the industry. To establish the Market Exposures and Trading Strategies that drive the returns of the Hedge Fund Sub-Strategies the Investment Adviser uses industry analysis of hedge funds, including hedge fund return databases, prime brokerage reports, industry participants and regulatory filings and other public sources. The Investment Adviser then applies a quantitative methodology, in combination with a qualitative overlay, to assess the appropriate weight to each Market Exposure and Trading Strategy. The Fund may seek to establish long and/or short positions in a multitude of Market Exposures, including but not limited to:

■	U.S. and non-U.S. (including emerging market) equity indices;

■	U.S. and non-U.S. (including emerging market) fixed income indices;

■	Credit indices;

■	Interest rates;

■	Commodity indices;

■	Foreign currency exchange rates;

■	Baskets of top positions held by hedge funds;

■	Single stocks and single commodities;

■	Volatility; and

■	Market momentum/trends.

The Fund invests in instruments that the Investment Adviser believes will assist the Fund in gaining exposure to the Market Exposures. The instruments in which the Fund may invest include, but are not limited to:

■	Equity securities;

■	Futures (including equity index futures, interest rate futures, bond futures and volatility futures);

■	Swaps (including total return swaps and credit default swaps on indices);

■	Options (including listed equity index put options);

■	Structured notes (including commodity-linked notes);

■	Exchange-traded funds (“ETFs”);

■	Forward contracts (including currency forward contracts on developed and emerging markets currencies);

■	Wholly-owned subsidiary;

■	U.S. government securities, including agency debentures, and other high quality debt securities; and

■	Cash equivalents.

The Fund seeks to gain exposure to the commodities markets by investing in a wholly-owned subsidiary of the Fund organized as a company under the laws of the Cayman Islands (the “ART Subsidiary”). The ART Subsidiary is advised by the Investment Adviser and seeks to gain commodities exposure. The Fund may invest up to 25% of its total assets in the ART Subsidiary. The ART Subsidiary primarily obtains its commodity exposure by investing in commodity-linked derivative instruments (which may include total return swaps on commodity indexes, sub-indexes and single commodities, as well as commodity (U.S. or foreign) futures, commodity options and commodity-linked notes). Commodity-linked swaps are derivative instruments whereby the cash flows agreed upon between counterparties are dependent upon the price of the underlying commodity or commodity index over the life of the swap. Commodity futures contracts are standardized, exchange-traded contracts that provide for the sale

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or purchase of, or economic exposure to the price of, a commodity or a specified basket of commodities at a future time. An option on commodities gives the purchaser the right (and the writer of the option the obligation) to assume a position in a commodity or a specified basket of commodities at a specified exercise price within a specified period of time. The value of these commodity-linked derivatives will rise and fall in response to changes in the underlying commodity or commodity index. Commodity-linked derivatives expose the ART Subsidiary and the Fund economically to movements in commodity prices. Such instruments may be leveraged so that small changes in the underlying commodity prices would result in disproportionate changes in the value of the instrument. Neither the Fund nor the ART Subsidiary invests directly in physical commodities. The ART Subsidiary may also invest in other instruments, including fixed income securities, either as investments or to serve as margin or collateral for its swap positions, and foreign currency transactions (including forward contracts).

The Fund may from time to time hold foreign currencies. Additionally, as a result of the Fund’s use of derivatives, the Fund may also hold significant amounts of U.S. Treasury or short-term investments, including money market funds, repurchase agreements, cash and time deposits.

The weighting of a Market Exposure or Trading Strategy within the Fund may be positive or negative. A negative weighting will result from establishing a short position with respect to a Market Exposure or Trading Strategy. As a result of the Fund’s negative weightings in various Market Exposures or Trading Strategies from time to time, the Fund’s net asset value (“NAV”) per share may decline during certain periods, even if the value of any or all of the Market Exposures or Trading Strategies increases during that time. Additionally, the sum of the Fund’s target weightings to each Market Exposure or Trading Strategy may not equal 100%.

The Investment Adviser may, in its discretion, make changes to the quantitative methodology used by the Fund, and the Fund may use other proprietary methodologies based on the Investment Adviser’s proprietary research.

The Fund does not invest in hedge funds.

The Fund’s benchmark index is the HFRX™ Global Hedge Fund Index (Gross, USD, Unhedged).*

PRINCIPAL RISKS OF THE FUND

Loss of money is a risk of investing in the Fund. The investment program of the Fund is speculative, entails substantial risks and includes alternative investment techniques not employed by traditional mutual funds. The Fund should not be relied upon as a complete investment program. The Fund’s investment techniques (if they do not perform as designed) may increase the volatility of performance and the risk of investment loss, including the loss of the entire amount that is invested, and there can be no assurance that the investment objective of the Fund will be achieved. Moreover, certain investment techniques which the Fund may employ in its investment program can substantially increase the adverse impact to which the Fund’s investments may be subject. There is no assurance that the investment processes of the Fund will be successful, that the techniques utilized therein will be implemented successfully or that they are adequate for their intended uses, or that the discretionary element of the investment processes of the Fund will be exercised in a manner that is successful or that is not adverse to the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any government agency. Investors should carefully consider these risks before investing.

In addition, the Fund’s NAV may fluctuate substantially over time. Because the Fund attempts to approximate the return and risk patterns of a diversified universe of hedge funds, the Fund’s performance may potentially be lower than the returns of the broader stock market. Accordingly, the Fund should be considered a speculative investment entailing a high degree of risk and is not suitable for all investors.

Absence of Regulation. The Fund engages in over-the-counter (“OTC”) transactions, which trade in a dealer network, rather than on an exchange. In general, there is less governmental regulation and supervision of transactions in the OTC markets than of transactions entered into on organized exchanges.

Commodity Sector Risk. Exposure to the commodities markets may subject the Fund to greater volatility than investments in more traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The prices of energy, industrial metals, precious metals, agriculture and livestock sector commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. The commodity-linked investments in which the ART Subsidiary enters into may involve counterparties in the financial services sector, and events affecting the financial services sector may cause the ART Subsidiary’s, and therefore the Fund’s, share value to fluctuate.

Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with OTC transactions. Therefore, in those instances in which the Fund enters into OTC transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses.

Derivatives Risk. Loss may result from the Fund’s investments in forwards, options, futures, swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

*	The HFRX™ Global Hedge Fund Index (Gross, USD, Unhedged) is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

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Foreign and Emerging Countries Risk. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions by the United States or other governments, or from problems in registration, settlement or custody. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in emerging markets, these risks may be more pronounced.

Investment Style Risk. Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs a “quantitative” style, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.

Leverage Risk. Borrowing and the use of derivatives may result in leverage and may make the Fund more volatile. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet asset segregation requirements when it may not be advantageous to do so. The use of leverage by the Fund can substantially increase the adverse impact to which the Fund’s investment portfolio may be subject.

Liquidity Risk. The Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, potentially causing increased supply in the market due to selling activity.

Management Risk. A strategy used by the Investment Adviser may fail to produce the intended results. The Investment Adviser attempts to execute a complex strategy for the Fund using a proprietary quantitative model. Investments selected using this model may perform differently than expected as a result of the Market Exposures and Trading Strategies used in the models, the weight placed on each Market Exposure or Trading Strategy, changes from a Market Exposure’s or Trading Strategy’s historical trends, and technical issues in the construction and implementation of the models (including, for example, data problems and/or software issues). There is no guarantee that the Investment Adviser’s use of the quantitative model will result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative money managers may amplify losses.

Non-Hedging Foreign Currency Trading Risk. The Fund may engage in forward foreign currency transactions for speculative purposes. The Investment Adviser may purchase or sell foreign currencies through the use of forward contracts based on the Investment Adviser’s judgment regarding the direction of the market for a particular foreign currency or currencies. In pursuing this strategy, the Investment Adviser seeks to profit from anticipated movements in currency rates by establishing “long” and/or “short” positions in forward contracts on various foreign currencies. Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from that anticipated by the Investment Adviser may produce significant losses to the Fund. Some of these transactions may also be subject to interest rate risk.

Short Position Risk. The Fund may enter into a short position through a futures contract, an option or swap agreement or through short sales of any instrument that the Fund may purchase for investment. Taking short positions involves leverage of the Fund’s assets and presents various risks. If the value of the underlying instrument or market in which the Fund has taken a short position increases, then the Fund will incur a loss equal to the increase in value from the time that the short position was entered into plus any related interest payments or other fees. Taking short positions involves the risk that losses may be disproportionate, may exceed the amount invested, and may be unlimited.

Subsidiary Risk. The ART Subsidiary is not registered under the Investment Company Act and is not subject to all the investor protections of the Investment Company Act. The Fund relies on a private letter ruling from the Internal Revenue Service (the “IRS”) with respect to the investment in the ART Subsidiary. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the ART Subsidiary to operate as described in this Prospectus and the SAI and could adversely affect the Fund.

Swaps Risk. In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on the “notional amount” of predetermined investments or instruments, which may be adjusted for an interest factor. Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged and are subject to counterparty risk (e.g., the risk of a counterparty’s defaulting on the obligation or bankruptcy), credit risk and pricing risk (i.e., swaps may be difficult to value). Swaps may also be considered illiquid. It may not be possible for the Fund or the ART Subsidiary to liquidate a swap position at an advantageous time or price, which may result in significant losses.

Tax Risk. Based on tax rulings from the IRS, the Fund seeks to gain exposure to the commodity markets through investments in the ART Subsidiary. The tax treatment of the Fund’s investments in the ART Subsidiary may be adversely affected by future legislation, Treasury Regulations and/or guidance issued by the IRS (which may be retroactive) that could affect whether income derived from such investments is “qualifying income”

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under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or otherwise affect the character, timing and/or amount of the Fund’s taxable income or any gains and distributions made by the Fund.

U.S. Government Securities Risk. The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises if it is not obligated to do so by law. U.S. Government securities issued by those agencies, instrumentalities and sponsored enterprises, including those issued by the Federal National Mortgage Association (“Fannie Mae”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and the Federal Home Loan Banks, are neither issued nor guaranteed by the U.S. Treasury and, therefore, are not backed by the full faith and credit of the United States. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. It is possible that issuers of U.S. Government securities will not have the funds to meet their payment obligations in the future.

PERFORMANCE

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Institutional Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Class IR and Class R Shares compare to those of a broad-based securities market index. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown.

AVERAGE ANNUAL TOTAL RETURN

For the period ended December 31, 2013	1 Year	5 Years	Since Inception
Class A Shares (Inception 5/30/08)
Returns Before Taxes	1.98%	1.75%	-1.18%
Returns After Taxes on Distributions	0.34%	1.31%	-1.55%
Returns After Taxes on Distributions and Sale of Fund Shares	1.91%	1.29%	-0.94%
Class C Shares (Inception 5/30/08)
Returns Before Taxes	5.96%	2.14%	-0.93%
Institutional Shares (Inception 5/30/08)
Returns Before Taxes	8.33%	3.31%	0.22%
Class IR Shares (Inception 5/30/08)
Returns Before Taxes	8.15%	3.17%	0.07%
Class R Shares (Inception 5/30/08)
Returns	7.54%	2.62%	-0.44%
HFRX™ Global Hedge Fund Index (Gross, USD, Unhedged; reflects no deduction for fees, expenses or withholding taxes)*	6.72%	3.61%	-1.51%

*	The HFRX Global Hedge Fund Index (Gross, USD, Unhedged) is a trademark of Hedge Fund Research, Inc. (“HFR”). HFR has not participated in the formation of the Fund. HFR does not endorse or approve the Fund or make any recommendation with respect to investing in the Fund.

The after-tax returns are for Class A Shares only. The after-tax returns for Class C, Institutional and Class IR Shares, and returns for Class R Shares (which are offered exclusively to employee benefit plans), will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

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PORTFOLIO MANAGEMENT

Goldman Sachs Asset Management, L.P. is the investment adviser for the Fund (the “Investment Adviser” or “GSAM”).

Portfolio Managers: Gary Chropuvka, CFA, Managing Director, Head of Quantitative Investment Strategies–Customized Beta Strategies, has managed the Fund since 2013; Alex Chung, Vice President, has managed the Fund since 2014; and Matthew Hoehn, Vice President, has managed the Fund since 2009.

BUYING AND SELLING FUND SHARES

The minimum initial investment for Class A and Class C Shares is, generally, $1,000. The minimum initial investment for Institutional Shares is, generally, $1,000,000 for individual or certain institutional investors, alone or in combination with other assets under the management of the Investment Adviser and its affiliates. There is no minimum for initial purchases of Class IR and Class R Shares. Those share classes with a minimum initial investment requirement do not impose it on certain employee benefit plans, and Institutional Shares do not impose it on certain investment advisers investing on behalf of other accounts.

The minimum subsequent investment for Class A and Class C shareholders is $50, except for certain employee benefit plans, for which there is no minimum. There is no minimum subsequent investment for Institutional, Class IR or Class R shareholders.

You may purchase and redeem (sell) shares of the Fund on any business day through certain banks, trust companies, brokers, dealers, investment advisers and other financial institutions (“Authorized Institutions”).

TAX INFORMATION

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Investments through tax-deferred arrangements may become taxable upon withdrawal from such arrangements.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through an Authorized Institution, the Fund and/or its related companies may pay the Authorized Institution for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Authorized Institution and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Authorized Institution’s website for more information.

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